UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

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GRAYSON BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

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GRAYSON BANKSHARES, INC.

Dear Shareholder:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Grayson Bankshares, Inc. to be held on Tuesday, May 11, 2010 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia.

At the Annual Meeting, you will be asked to elect four directors for terms of three years each and to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2010.   Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/Jacky K. Anderson

Jacky K. Anderson
President and Chief Executive Officer

Independence, Virginia
April 09, 2010

1

GRAYSON BANKSHARES, INC.
113 West Main Street
Independence, Virginia  24348

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Grayson Bankshares, Inc. (the “Company”) will be held on Tuesday, May 11, 2010 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia, for the following purposes:

1.	To elect four directors to serve for terms of three years each expiring at the 2013 annual meeting of shareholders; and

2.	To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for fiscal year ending December 31, 2010; and

3.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 30, 2010, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/Brenda C. Smith

Brenda C. Smith
Secretary

April 09, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 11, 2010:

The proxy statement and Corporation’s 2009 annual report to shareholders are available at http://www.cfpproxy.com/6278

GRAYSON BANKSHARES, INC.
113 West Main Street
Independence, Virginia  24348

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to holders of the common stock, par value $1.25 per share (“Common Stock”), of Grayson Bankshares, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 11, 2010 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 09, 2010 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 30, 2010, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,718,968 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of, or against, the particular matter.  A broker is prohibited from voting on the election of directors without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposal One.  A broker may vote on the ratification of the independent public accountant; therefore, no broker nonvotes are expected to exist in connection with Proposal Two.  Because abstentions and broker nonvotes will not count as votes cast in the election of directors or in the vote on ratifying the appointment of the independent public accountant, abstentions and broker nonvotes will have no effect on the voting on these matters at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to serve for terms of three years each.  In July 2009, the Board of Directors increased its size from 10 to 11 and appointed Hayden H. Horney to the Board.  Mr. Horney was added to the class of directors with terms expiring in 2010 and is nominated for election at the Annual Meeting.  Seven other directors have been elected to terms that end in either 2011 or 2012, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee/director’s age and business experience for the past five years, unless otherwise noted, and the year that each individual was first elected to the Board of Directors of the Company or of The Grayson National Bank (the “Bank”) prior to the formation of the Company in 1992.  Also disclosed are the specific skills or attributes that qualify each nominee/director for service on the Board of Directors.

Nominees for Election
for Terms Expiring in 2013

Dr. Julian L. Givens, 78, has been Chairman of the Board of the Company since 1992 and of the Bank since 1987, and he has been a director since 1972.  Dr. Givens is a retired physician and the longest serving independent director of the Bank.  His many years of service to the Company, the Bank and the community make him uniquely qualified to serve as Chairman of the Board of Directors.  He has in-depth knowledge of the banking industry and has developed strong personal relationships with management and employees of the Bank.  Dr. Givens’ vision and leadership have been significant factors in our growth and success to date.

Jean W. Lindsey, 68, has been a director since 1985.  She is a pharmacist and owner of Walter’s Drug, Inc., in Independence, Virginia.  As a successful business owner, Mrs. Lindsey has gained significant operational, managerial, and financial experience and is very knowledgeable about the means and methods of providing good customer service.  Through her retail business she has developed extensive knowledge of our market area and customer base.

Carl J. Richardson, 64, has been a director since 1976.  He served as President and Chief Executive Officer of the Bank from 1991 to 2000 and of the Company from 1992 to 2000.  Mr. Richardson was employed by the Bank from 1965 until his retirement in 2000.  Mr. Richardson has almost 45 years experience in the banking industry and has significant banking contacts throughout the state of Virginia.  His direct knowledge of our customer base and experience with agricultural and real estate lending are significant assets to our Board.  Mr. Richardson has served on the Board of Directors of the Wytheville Community College Scholarship Foundation since 1998.

Hayden H. Horney, 64, has been a director since 2009.  Mr. Horney has served as the Clerk of Circuit Court of Wythe County, Virginia since 1984.  Mr. Horney was appointed to the Board of Directors in July 2009, in advance of the opening of our Wytheville Branch.  His years of service as an elected official in Wythe County provide a wealth of market-specific knowledge to the Board of Directors.  His knowledge and experience in public relations, real estate and agriculture are also beneficial to the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving
for Terms Expiring in 2011
    Jacky K. Anderson, 58, has been President and Chief Executive Officer of the Company and the Bank since 2000 and a director since 1992.  He served as Vice President of the Company from 1992 to 2000 and as Executive Vice President of the Bank from 1991 to 2000.  Mr. Anderson has been employed by the Bank since 1971, giving him 39 years of experience in the banking industry.  During his tenure Mr. Anderson has gained in-depth knowledge of the laws and regulations applicable to the banking industry and has developed extensive customer and community relationships.  His years of service on the Board of Directors combined with extensive management experience within the Bank enhance his role as a liaison between the Board of Directors and management and employees of the Bank.

Thomas M. Jackson, Jr., 52, has been a director since 2002.  Mr. Jackson was named Vice Chairman of the Company and the Bank in 2009.  Mr. Jackson practices law in Hillsville and Wytheville, Virginia.  He served as a representative of the 6th District in the Virginia House of Delegates from 1988 to 2001.  Mr. Jackson’s knowledge of real estate and contract law assists the Bank in its real estate and commercial lending activities.  Through his service in the legislature and his current legal practice he has gained extensive knowledge of the communities we serve.

J. David Vaughan, 41, has been a director since 1999.  He is Senior Vice President of Vaughan Furniture, Incorporated, a furniture distributor located in Galax, Virginia.  The furniture industry has historically played a significant role in our local economy with furniture manufacturing still providing a significant source of employment.  Mr. Vaughan’s direct knowledge of this industry combined with his financial and managerial experience makes him a valuable resource to our Board.  Mr. Vaughan also serves on the Boards of Directors for Vaughan Furniture Company, Inc., Webb Furniture Enterprises, Big “V” Wholesale Company, Inc., and the Vaughan Foundation.

Incumbent Directors Serving
for Terms Expiring in 2012

Bryan L. Edwards, 59, has been a director since December 2005.  Mr. Edwards has served as the Manager of the Town of Sparta, North Carolina since January 2004.  Prior to that, he was employed as a real estate agent with Mountain Dreams Realty and served as Human Resources/Special Projects & Purchasing Director for NAPCO, Inc., a manufacturing company, also in Sparta.  His experience allows him to provide working knowledge of local governments and tax authorities as well as insight into local economic and real estate market conditions.  Mr. Edwards has served on the Board of Directors of the Blue Ridge Electric Membership Corporation, a rural electric cooperative based in Lenoir, North Carolina, since 2007.

Dennis B. Gambill, 52, has been a director since 2000.  Mr. Gambill has been Executive Vice President of the Bank since 2000.  He served as Vice President of the Bank from 1999 to 2000.  As Executive Vice President and Chief Lending Officer of the Bank, Mr. Gambill assists the Board in its oversight of the Bank’s lending activities.  Prior to joining the Bank in 1999, Mr. Gambill had 18 years of experience in direct lending and loan operations with two other financial institutions in our market area.  He has vast experience in real estate, commercial, agricultural and consumer lending as well as loan operations management.  Mr. Gambill also serves on the Board of Directors of Skybest Communications, a communications service provider based out of West Jefferson, North Carolina.

Jack E. Guynn, Jr., 52, has been a director since 1995.  He is a co-owner of Guynn Enterprises, which owns and operates retail furniture outlets and funeral homes in Grayson County and surrounding areas.  Mr. Guynn’s retail experience brings to our Board a direct insight into the consumer segment of the local economy as well as additional expertise in the areas of management and customer service.  Through his funeral home operations Mr. Guynn has developed extensive personal relationships within the communities we serve.

Charles T. Sturgill, 65, has been a director since 1995.  He served as Vice Chairman of the Company and the Bank from 1998 to 2009.  Prior to his retirement on January 1, 2008, Mr. Sturgill served as Clerk of Circuit Court of Grayson County, Virginia.  Through his experience as a local elected official he has developed extensive personal relationships in and around Grayson County.  His expertise in public relations and conflict resolution is a significant asset to the Board.  Mr. Sturgill has served on the Wytheville Community College Board of Directors since 2008.

In addition to the specific qualifications noted above, all of our directors are active, well respected members of the communities we serve.  Their personal relationships with both current and prospective customers in those communities are an invaluable resource to the Company and the Bank.

Other Directorships

No director is or has been a director during the preceding 5 years of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Executive Officers Who Are Not Directors

Blake M. Edwards, Jr., 44, has served as Chief Financial Officer of the Company and the Bank since 1999.

Curtis A. Jennings, 59, has served as a Senior Vice President of the Bank since 2000.  Mr. Jennings has been employed by the Bank since 1979.

Brenda C. Smith, 53, has served as Secretary of the Company since 1992.  She is currently a Senior Vice President and human resource manager of the Bank and has been employed by the Bank since 1979.

Security Ownership of Management

The following table sets forth information as of March 30, 2010 regarding the number of shares of Common Stock beneficially owned by each director, by the executive officers named in the summary compensation table below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%) (1)
Jacky K. Anderson	3,725 (2)	*
Bryan L. Edwards	800	*
Dennis B. Gambill	6,000 (3)	*
Julian L. Givens	10,720 (4)	*
Jack E. Guynn, Jr.	3,200	*
Hayden H. Horney	1,000	*
Thomas M. Jackson, Jr.	5,486	*
Jean W. Lindsey	11,456 (5)	*
Carl J. Richardson	14,000 (6)	*
Charles T. Sturgill	4,183 (8)	*
J. David Vaughan	3,302 (9)	*
All executive officers and directors as a group (14 persons)	64,822	3.8
                                         ___________
*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1)	Based on 1,718,968 shares of common stock issued and outstanding on March 30, 2010.
(2)	Includes 700 shares owned with his wife and 3,025 shares owned with his wife and children.
(3)	Includes 2,200 shares owned as custodian for his children.
(4)	Includes 600 shares owned by his wife.
(5)	Includes 740 shares owned by her husband.
(6)	Includes 7,750 shares owned jointly with his wife.
(7)	Includes 61 shares owned jointly with her children.
(8)	Owned jointly with his wife.
(9)	Includes 868 shares owned by his children.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of March 30, 2010 regarding the number of shares of Common Stock beneficially owned by all persons who, to the Company’s knowledge, own five percent or more of the outstanding shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%) (1)
Jacqueline Peer Post Office Box 15 Mouth of Wilson, Virginia 24363	151,433 (2)	8.8
Nancy M. and Ernest W. Stone 46 Willowshade Lane Elk Creek, Virginia 24326	105,078	6.1
___________
(1)              Based on 1,718,968 shares issued and outstanding on March 30, 2010.
(2)              Includes 40,080 shares held as trustee or custodian for her daughter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2009, all filing requirements applicable to its officers and directors were complied with.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Independence of Directors

The Board of Directors in its business judgment has determined that the following nine of its eleven members are independent as that term is defined by the Nasdaq Stock Market:  Bryan L. Edwards, Julian L. Givens, Jack E. Guynn, Hayden H. Horney, Jr., Thomas M. Jackson, Jr., Jean W. Lindsey, Carl J. Richardson, Charles T. Sturgill, and J. David Vaughan.

The Board considered the following transactions between us and certain of our directors or their affiliates to determine whether such director was independent under the above standards:

•	we have an agreement with Mr. Richardson under which we pay him from time to time for service as a project manager for various construction projects; and

•	on occasion, the Bank purchases office furniture from a local retail furniture store, of which Mr. Guynn is part owner.

Board Structure and Risk Oversight

Dr. Julian L. Givens serves as the Chairman of the Board of Directors and Jacky K. Anderson serves as the President and Chief Executive Officer.  While the Company’s bylaws and corporate governance guidelines do not require that the Company’s Chairman and Chief Executive Officer positions be separate, the Board of Directors made the determination that these offices would be best served by two individuals.  Separating these positions allows the Chief Executive Officer to focus on day-to-day business operations of the Company, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.  The Board of Directors believes that the position of Chairman of the Board is therefore best served by a director that is independent of management.

The Company faces a number of risks, including economic risks, environmental and regulatory risks and others, such as the impact of competition.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  The Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the Board is ultimately responsible for risk oversight at the Company, the Board’s standing committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements.  The Compensation Committee of the Board assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from compensation policies and programs.  The Board of Directors also receives regular reports directly from officers responsible for oversight of particular risks within the Company.  Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the Company.

Code of Ethics

The Board of Directors has approved a Code of Ethics for Executive Officers and Financial Managers for the Company’s Chief Executive Officer and principal financial officer.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, conflicts of interest and insider trading.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 186, Independence, Virginia 24348.

Board and Committee Meeting Attendance

There were 14 meetings of the Board of Directors in 2009.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2009.

Committees of the Board

The Company has an Audit Committee and a Compensation Committee.  The Company does not have a standing Nomination Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to this Proxy Statement.

The members of the Audit Committee are Bryan L. Edwards, Jack E. Guynn, Jr., Thomas M. Jackson, Jr., and Carl J. Richardson. Each of Messrs. Edwards, Guynn and Jackson are independent as that term is defined by the Nasdaq Stock Market.  Mr. Richardson, however, is not independent for purposes of the Audit Committee because he does not satisfy the higher independence standards that the Securities and Exchange Commission imposes on audit committee members of companies that base independence determinations on the Nasdaq Stock Market definition because he received compensation (in the amount of $732) for consulting services related to bank branch construction projects in 2007.

The Company has not currently designated an “audit committee financial expert.”  The Company is located in a rural community where such expertise is limited; however, the Board believes that the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

The Audit Committee met five times in 2009.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 16 of this Proxy Statement.

Compensation Committee

The Compensation Committee reviews senior management’s performance and compensation and reviews and sets guidelines for compensation of all employees.  All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors.  The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is attached as Appendix B to this Proxy Statement.

The members of the Compensation Committee are Dr. Julian L. Givens, Jack E. Guynn, Jr., Jean W. Lindsey, and Carl J. Richardson, each of whom is independent as that term is defined by the Nasdaq

Stock Market.  The Compensation Committee met once during the year ended December 31, 2009.  For additional information regarding the Compensation Committee, see “Executive Compensation” on page 11 of this Proxy Statement.

Director Nomination Process

The Board does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors, with the exception of Jacky K. Anderson and Dennis B. Gambill, and has the time and resources to perform the function of selecting board nominees.  When the Board performs its nominating function, the Board acts in accordance with the Company’s Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

In identifying potential nominees with desired levels of diversification, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent Directors, Director representation in geographic areas where the Company operates, and the need for specialized expertise.  The Board considers candidates for Board membership suggested by its members and by management, and the Board will consider candidates suggested informally by a shareholder of the Company.

The Company’s independent directors consider, at a minimum, the following factors in recommending to the Board potential new directors, or the continued service of existing directors:

•	the ability of the prospective nominee to represent the interests of the shareholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Once an initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board has been identified, a determination is made as to whether any board members have relationships with candidates and can initiate contacts.  The Chairman of the Board along with the Chief Executive Officer and any Board member with an existing relationship with a particular candidate will then interview the prospective candidates.  Upon completion of interviews, the full Board of Directors will meet to consider the results of the interviews and to make a final selection.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2011 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2011 Annual Meeting of Shareholders” on page 18 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.13 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 186, Independence, Virginia 24348.

Annual Meeting Attendence

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All but one of the Company’s directors attended the 2009 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Grayson Bankshares, Inc., Post Office Box 186, Independence, Virginia 24348.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Compensation Committee

The Compensation Committee of the Board of Directors, which is composed of the four directors listed above, each of whom is independent as that term is defined by the Nasdaq Stock Market, is responsible for the development, oversight and implementation of the Company’s compensation program for executive officers, including the executive officers named in the Summary Compensation Table.  In carrying out its responsibilities, the Compensation Committee annually reviews and establishes the compensation of the Company’s executive officers.  The Compensation Committee determines the annual salary levels and any bonuses to be paid to the Company’s executive officers.  The Compensation Committee also makes recommendations to the Board of Directors regarding long-term compensation, such as pension and deferred compensation plans, and other compensation related matters.

General Compensation Philosophy

Objectives of Our Compensation Program

The primary objective of our executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the company in a manner to promote our growth and profitability and advance the interest of our shareholders.  Additional objectives of our executive compensation program include the following:

•	to align executive pay with shareholders’ interests;
•	to recognize individual initiative and achievements; and
•	to unite the entire executive management team to a common objective.

Executive Compensation Principles

Our executive compensation program is not as complex as those of many companies of similar size and nature.  Our program consists of base salaries, cash payments in the form of annual bonuses and long-term benefits in the form of pension and deferred compensation plans.

Our executive compensation program does not include the issuance of stock options or other equity-based incentives.  The Board of Directors and the Compensation Committee believe that executive compensation can be appropriately aligned with the Company’s long-term performance goals and the creation of shareholder value through the use of other long-term compensation arrangements.  The Compensation Committee does not want to create the potential incentive for executive officers to make strategic decisions based on short-term stock values rather than the long-term strength and performance of the Company.

How Executive Pay Levels are Determined

The Compensation Committee regularly reviews our executive compensation program and its elements.  All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full Board of Directors.

The role of the Chief Executive Officer in determining executive compensation is limited to input in the performance evaluation of the other named executive officers.  The Chief Executive Officer has no input in the determination of his own compensation.  Likewise, the other named executive officers have no role in the determination of executive compensation.

In determining the compensation of our executive officers, the Committee evaluates total overall compensation, as well as the mix of salary, cash bonuses and other long-term compensation, using a number of factors including the following:

•	our financial and operating performance, measured by attainment of strategic objectives and operating results;
•
the duties, responsibilities and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of our operations for which the executive is personally responsible and accountable;

•	historical cash and other compensation levels; and
•	comparative industry market data to assess compensation competitiveness.

Annual Compensation of Executive Officers

In the tables and discussion below, we summarize the compensation earned during 2009 and 2008 by our chief executive officer and each of our two other most highly compensated executive officers who earned more than $100,000 in total compensation for services rendered in all capacities during 2009, collectively referred to as the “named executive officers.”  We do not have any stock-based plans, and we do not make any stock-based awards to our employees.

Summary Compensation Table
Fiscal Years 2009 and 2008

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($) (1)	Total ($)
Jacky K. Anderson President and Chief Executive Officer	2009 2008	180,285 178,500	0 0	21,832 23,091	202,117 201,591
Dennis B. Gambill Executive Vice President	2009 2008	136,850 135,500	0 0	19,585 21,280	156,435 156,780
Blake M. Edwards Chief Financial Officer	2009 2008	134,000 132,000	0 0	9,315 10,218	143,315 142,218
                                         ____________
(1)
For Mr. Anderson, other compensation consists of directors’ fees of $19,200 and life insurance premiums of $2,632.  For Mr. Gambill, other compensation consists of directors’ fees of $18,600 and life insurance premiums of $985.  For Mr. Edwards, other compensation consists of fees paid for attending meetings of the Board of Directors of $8,900 and life insurance premiums of $415.

Supplemental Discussion of Compensation

We do not have employment agreements with any of our named executive officers.  All compensation that we pay to our named executive officers is determined as described above in our “General Compensation Philosophy” section.

Stock Options

No stock options or other stock-based awards were granted to any of the Company’s or the Bank’s employees during the fiscal year ended December 31, 2009.  In addition, no such options or awards were exercised during the fiscal year ended December 31, 2009 or held at December 31, 2009 by any such employees.

Pension Benefits

The Bank maintains a noncontributory defined benefit pension plan for employees who are age 21 and have completed one year of eligibility service.  Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.50% of average compensation times years of credited service up to 25 plus .75% of average compensation times years of credited service in excess of 25 years but not in excess of 35 years plus .65% of average compensation in excess of Social Security Covered Compensation times years of credited service up to a maximum of 35 years).  For 2009, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $195,000 and the maximum compensation covered by the plan was $245,000.  Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of credited service.  Amounts payable under the plan are not subject to reduction for Social Security Benefits.

Nonqualified Deferred Compensation

Our deferred compensation plan is not maintained by a third party administrator.  A liability for future payments under the plan is recorded by the Bank with the annual change in the present value of the future liability recognized as an expense and considered as a Bank contribution to the plan.  Mr. Anderson has three deferred compensation agreements that provide for total combined payments of approximately $4,399 per month for 10 years upon retirement at age 65.  Mrs. Smith has one deferred compensation agreement that provides for a payment of $457 per month for 10 years upon retirement at age 65.  Reduced payments apply in cases of early retirement or death prior to the benefit date, as defined under the deferred compensation agreements.

Payments upon Termination of Employment
or a Change of Control

We have not entered into any employment or other similar agreements with any of our named executive officers.  As a result, there are no arrangements that provide for the payment to a named executive officer at, following, or in connection with any termination of employment, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities.

Following any termination of employment, our named executive officers are entitled to pension benefits and deferred compensation, as described above, and benefits under various health and insurance plans, which are available generally to all employees.

Director Compensation

The following table shows the compensation earned by each of the non-employee directors during 2009:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Bryan L. Edwards	15,500	-	15,500
Julian L. Givens	20,900	-	20,900
Jack E. Guynn, Jr.	16,900	-	16,900
Hayden H. Horney	5,900	-	5,900
Thomas M. Jackson, Jr.	17,100	-	17,100
Jean W. Lindsey	15,000	-	15,000
Carl J. Richardson	14,100	-	14,100
Charles T. Sturgill	18,600	-	18,600
J. David Vaughan	15,300	-	15,300

Fees Payable to Directors

The Chairman of the Board of Directors of the Company receives directors’ fees of $700 per meeting and all other directors receive $600 per meeting.  Additionally, $300 is paid for each committee meeting attended.  Directors may elect to defer these fees in accordance with the aforementioned deferred compensation plan, however no such elections were made in 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank and, the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2009 totaled $1,853,079 or 6.1% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

We have not adopted a formal policy that covers the review and approval of related person transactions by our Board of Directors.  The Board, however, does review all such transactions that are proposed to it for approval.  During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information.  Our Audit Committee also has the responsibility to review significant conflicts of interest involving directors or executive officers.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Elliott Davis, LLC as independent registered public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010.  Elliot Davis, LLC served as our independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2009.  Representatives of Elliott Davis, LLC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appoint of Elliot Davis, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010.  A majority of the votes cast by the holders of our common stock is required for the ratification of the appointment of Elliot Davis, LLC as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOT DAVIS, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Elliott Davis, LLC for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2008 and 2009, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, were $78,429 for 2008 and $82,729 for 2009.

Audit Related Fees

The aggregate fees billed by Elliott Davis, LLC for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above were $13,747 for the fiscal year ended December 31, 2009.  During 2009 these services consisted primarily of a review of the Company’s internal controls based on procedures that would have been performed before Sarbanes Oxley 404 section (b) was extended.

Tax Fees

The aggregate fees billed by Elliott Davis, LLC for professional services for tax compliance, tax advice and tax planning were $4,815 for the fiscal year ended December 31, 2008 and $5,000 for the fiscal year ended December 31, 2009.  During 2008 and 2009, these services generally included Federal and state income tax return preparation.

All Other Fees

No fees for other services were billed by Elliott Davis, LLC for the fiscal years ended December 31, 2008 or 2009.

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Elliott Davis, LLC was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

The members of the Audit Committee are Bryan L. Edwards, Jack E. Guynn, Jr., Thomas M. Jackson, Jr., and Carl J. Richardson. Each of Messrs. Edwards, Guynn and Jackson are independent as that term is defined by the Nasdaq Stock Market.  Mr. Richardson, however, is not independent for purposes of the Audit Committee because he does not satisfy the higher independence standards that the Securities and Exchange Commission imposes on audit committee members of companies that base independence determinations on the Nasdaq Stock Market definition because he received compensation (in the amount of $732) for consulting services related to bank construction projects in 2007.  The Audit Committee operates under a written charter adopted by the Board of Directors.

Management is responsible for:

•	establishing and maintaining the Company’s internal control over financial reporting;

•	assessing the effectiveness of the Company’s internal control over financial reporting as of the end of each year;

the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements;

•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles; and

The Audit Committee is responsible for:

•
the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Elliott Davis, LLC, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2009 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Elliott Davis, LLC, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Elliott Davis, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 (Professional Standards), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC relating to the independence of that firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Elliott Davis, LLC the firm’s independence from the Company.  Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Elliott Davis, LLC and its review of the representations of management and the report of Elliott Davis, LLC to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee
Carl J. Richardson, Chairman
Bryan L. Edwards
Jack E. Guynn, Jr.
Thomas M. Jackson, Jr.
March 8, 2010

PROPOSALS FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2011 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 113 West Main Street, Independence, Virginia 24348, no later than December 10, 2010, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2011 annual meeting of shareholders on May 10, 2011.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2011 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2011 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2011 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2011 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of May 10, 2011 for the 2011 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 11, 2010 and no earlier than February 9, 2010.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2009 FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO BLAKE M. EDWARDS, JR., CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS 113 WEST MAIN STREET, INDEPENDENCE, VIRGINIA 24348.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

GRAYSON BANKSHARES, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

April 11, 2006

I. PURPOSE

The primary purpose of the Audit Committee of the Board of Directors of Grayson Bankshares, Inc. is to provide independent and objective oversight of the accounting functions and internal controls of Grayson Bankshares, Inc., its subsidiaries and affiliates (as applicable), and to ensure the objectivity of their financial statements.  The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent accountants and the senior internal audit officer. The Committee shall also review and advise the Board with respect to the Company’s risk management policies, and tax policies.

II. FUNCTIONS

The Audit Committee shall perform the following functions:

1.
Independent Accountants.  Recommend to the Board the firm to be employed by the company as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

2.
Plan of Audit. Consult with the independent accountants regarding the plan of audit.  The Committee shall also review with the independent accountants their report on the audit and review with management the independent accountants’ suggested changes or improvements in the Company’s accounting practices or controls.

3.
Accounting Principles and Disclosure.    Review significant developments in    accounting rules.   The Committee shall review with management recommended changes in the Company’s methods of accounting or financial statements.  The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

4.
Internal Accounting Controls.  Consult with the independent accountants regarding the adequacy of internal accounting controls.  Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management’s presence.  In connection with this function, the Committee may require the Company’s counsel to circulate a questionnaire to evaluate the Company’s compliance with banking, financial disclosure and accounting laws.

5.
Financial Disclosure Documents.  Review with management and the independent accountants the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission (or the Company’s primary Federal securities regulator), or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Company’s filing on Form 10-K (or Form 10-KSB).  The review shall include any significant problems and material disputes between management and the independent accountants out of management’s presence of the quality of the Company’s accounting principles as applied in its financial reporting, the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

6.
Internal Control System.  Review with management and internal auditors the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations.  The review shall include any significant problems and regulatory concerns.  The Committee also shall review internal audit plans in significant compliance areas.

7.
Ethical Environment.  Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

8.
Oversight of Executive Officers and Directors and Conflicts of Interest.  Review significant conflicts of interest involving directors or executive officers.  The Committee shall review compliance with Company policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.  The Committee shall review executive officers’ and directors’ loan and deposit relationships and consider the results of any review of these areas by the internal auditors or the independent accountant.  The Committee also shall review significant questionable or illegal payments.

9.
Oversight of Independent Accountant.  Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants.  In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company.  The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant’s report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant’s independence.

10.	Adequacy of Personnel. Review periodically the adequacy of the Company’s accounting, financial, and auditing personnel resources.

11.
Risk Management.  Review and evaluate risk management policies in light of the Company’s business strategy, capital strength, and overall risk tolerance.  The Committee also shall evaluate on a periodic basis the Company’s investment and derivatives risk management policies, including the internal system to review operational risks, credit risks, procedures for derivatives investment and trading, and safeguards to ensure compliance with procedures.

                        12.   Tax Policies.  Review periodically the Company’s tax policies and any pending audits or assessments.

13.	Offerings of Securities. Perform appropriate due diligence on behalf of the Board of Directors with respect to the Company’s offerings of securities.

14.	Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

The Committee’s function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company’s accounting practices, or to define the standards to be used in preparation of the Company’s financial statements.

III. COMPOSITION AND INDEPENDENCE

The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors.  Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that result in the individual’s financial sophistication.  No member of the Committee shall be employed or otherwise affiliated with the Company’s independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the committee Chairman, and in the case where the Committee chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the chairman of the Board of Directors.  In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

IV. QUORUM AND MEETINGS

A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Company’s Form 10-Q (or Form 10-QSB).  This report may be received on behalf of the Committee by the Committee Chair (as permitted by SEC regulations) and reported to the full Committee at its next scheduled meeting.  The Committee shall meet on a quarterly basis.  Meetings shall be scheduled at the directions of the Chairman.  Except in emergency situations, notice of the meetings shall be provided at least ten days in advance.  The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

V. REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations.  When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.  The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall report to shareholders in the Company’s proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.

VI. OTHER AUTHORITY

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties.  The Committee is authorized to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as authorized for this Committee by the Board of Directors.

Appendix B

GRAYSON BANKSHARES, INC.

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

March 12, 2007

1.	ORGANIZATION AND MEMBERSHIP

The Compensation Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom must be (i) a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and (ii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.  Unless a Chairman is elected by the full Board of Directors, the members of the Committee may designate a Chairman by majority of the full Committee membership.

2.	STATEMENT OF PURPOSE AND RESPONSIBILITIES

The purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executives.  The Committee’s specific responsibilities include:

•
reviewing and approving corporate goals and objectives relevant to compensation of the Company’s Named Executive Officers in light of those goals and objectives, and evaluating and determining compensation for the Named Executive Officers based on this evaluation,

•	reviewing base salaries, bonuses and other compensation to be paid to the Company’s executive officers (other than the Named Executive Officers),

•
in determining the long-term incentives to be provided as compensation to executive officers, the Committee should consider the Company’s total performance, creation of shareholder value, the value of similar incentive awards to executives at comparable companies, awards previously given to the Company’s executive officers and the need to attract and retain highly talented and motivated executives,

•	reviewing and discussing with the Company’s senior management the Compensation Discussion and Analysis (CD&A) required by the Securities and Exchange Commission under Regulation S-K, Item 402,

•
determining, based on its review and discussion of the CD&A with senior management, whether to recommend to the Board of Directors that the CD&A be included in the Company’s proxy statement for the annual meeting of shareholders or annual report on Form 10-K,

•
providing the required Compensation Committee report over the names of the members of the Committee for inclusion in the Company’s proxy statement for the annual meeting of shareholders or annual report on Form 10-K,

                        •      making recommendations to the Board with respect to annual and long-term compensation plans,

•	reviewing any significant changes in the Company’s tax-qualified employee benefit plans and non-qualified benefits/perquisites,

•	reviewing and approving the terms of employment, termination, severance and change of control agreements, or any other compensation arrangements, with the Company’s executive officers,

•	reviewing, with the assistance of appropriate Company personnel or independent consultants, the impact of tax, accounting and regulatory requirements on executive compensation,

•
reviewing on a periodic basis significant trends, developments and alternatives in executive compensation and evaluating competitive market analyses of the Company’s overall executive compensation program and its components,

•	reviewing this Charter at least annually to determine whether any amendments shall be recommended to the Board of Directors for adoption,

•	performing any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

3.	RESOURCES

Management shall assist the Compensation Committee in discharging its responsibilities and shall provide the Committee full access to all books, records, facilities and personnel of the Company.  The Committee shall have the authority, without obtaining the prior authorization of the Board of Directors, to retain and terminate external legal, accounting, tax or other advisors, including independent compensation consultants, as it deems necessary or appropriate and to approve fees and other retention terms relating to such engagements.

4.	MEETINGS, REPORTS AND RECORDS

The Compensation Committee shall meet at least two times each year and at such other times as it deems necessary to fulfill its responsibilities.  The Committee shall have the authority to delegate matters within its purview to subcommittees composed solely of members of the Committee as it deems appropriate.  The Committee shall regularly report its activities to the Board and maintain adequate minutes and records thereof.  The Committee may meet in executive session or with management or other advisors.

5.	APPOINTMENT AND REMOVAL

Each member of the Compensation Committee shall serve at the pleasure of the Board of Directors.  Members of the Committee shall be appointed by the Board of Directors at the annual Board reorganizational meeting.  Such members shall serve for one year terms, unless earlier removed, ending upon the appointment of new members to the Committee at the next reorganizational meeting.  Members may be removed from the Committee at any time by an affirmative vote of a majority of the Board.

*          *          *

This Charter shall not be construed in a manner that imposes, upon the Compensation Committee or its members, additional duties and responsibilities or a higher standard of conduct or care than that imposed upon directors or committees of boards of directors generally, pursuant to applicable law.

[FORM OF PROXY]

GRAYSON BANKSHARES, INC.

Proxy Solicited on behalf of the Board of Directors
For the Annual Meeting of the Shareholders
May 11, 2010

The undersigned, having received the Notice of the Annual Meeting of the Shareholders and Proxy Statement, hereby appoints Thomas M. Jackson, Jr. and J. David Vaughan, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Grayson Bankshares, Inc., a Virginia corporation (the “Corporation”), to be held at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia on May 11, 2010 at 1:00 p.m., or at any adjournments thereof, for the following purposes:

1.	To elect as Directors the four persons listed as nominees, for terms expiring in 2013:

Julian L. Givens	Jean W. Lindsey

Carl J. Richardson	Hayden H. Horney

 [  ] FOR all nominees listed, except as indicated. (INSTRUCTION:  To withhold authority to vote FOR any individual nominee, strike a line through the nominee’s name in the list.)

         [  ] WITHHOLD AUTHORITY to vote for all nominees listed.

2.	The ratification of the appointment of Elliott Davis, LLC as independent registered public accounting firm for the year ending December 31, 2010.

[   ] For                                      [  ] Against                                                [  ] Abstain

3.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder.  If no direction is given, this proxy will be voted for all the nominees listed in Item 1 and for Item 2.

DATE:  _________________, 2010                                                                           __________________________________________

                                           __________________________________________

(If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such..)

PLEASE MARK, SIGN, DATE and RETURN PROMPTLY.

Check One:  ___ I will    ___I will not be attending the meeting.